UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 April 25, 2006
                                 ---------------
                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

             Delaware                        1-11720               06-0885252
 ---------------------------------  ------------------------ -------------------
   (State or other jurisdiction    (Commission file number)    (IRS Employer
          of incorporation)                                  Identification No.)

                One Targeting Centre, Windsor, Connecticut 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:          (860) 285-6100
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 1.01     ENTRY INTO A DEFINITIVE AGREEMENT

On April 24, 2006, ADVO, Inc. (the "Company") entered into a five year master services agreement with Affinity Express, Inc. (AEI), a Delaware corporation having its principal office at 2200 Point Blvd., Suite 130, Elgin, IL 60123. Pursuant to such agreement, the Company will outsource its graphic print production services. These services, which are currently performed by the Company as part of its internal operations, will be transitioned to AEI in a multi-phase implementation process to ensure quality. Ultimately, the Company expects that substantially all of the graphic print production services will be performed off-shore in India by an affiliate of AEI. During the transition period, which the Company anticipates will be completed by January 2007, the Company will pay AEI monthly fees in accordance with the agreement. After the transition period, the Company will pay AEI approximately $4 million per year for such services, subject to the terms and conditions of the agreement.

In connection with the AEI agreement, the Company will consolidate its existing graphics print departments in Milwaukee, Phoenix, Pittsburgh and Houston into its space in Windsor, CT. Workflow coordination and creative design services will continue to be performed by the Company. (See Item 8.01 below).

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

On April 25, 2006, the Company reported its earnings for the second quarter ended March 25, 2006. A copy of the Company's press release is furnished as
Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.


ITEM 8.01     OTHER EVENTS

In the Company's second quarter earnings release, the Company announced the consolidation and elimination of its Memphis production facility and the outsourcing of its graphic print production services. (See Item 1.01 above) The Company expects to incur charges primarily related to severance totaling approximately $4 million over the next three fiscal quarters beginning in the third quarter of fiscal 2006. Additional details regarding these actions are discussed in the attached press release, Exhibit 99.1 to this Current Report.




ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (c)   Exhibits.


Exhibit No.     Description
-----------     -----------
   99.1         Press release of the Company dated April 25, 2006.*
              * Furnished and not filed herewith, solely pursuant to Item 2.02.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                         ADVO, Inc.
      Date: April 25, 2006
            --------------               By  /s/ JOHN D. SPERIDAKOS
                                         -------------------------
                                                 John D. Speridakos
                                                 Vice President & Controller

EXHIBIT INDEX
-------------

Exhibit No.                    Description
-----------                    -----------
   99.1        Press release dated April 25, 2006, issued by the Company. *
             * Furnished and not filed herewith, solely pursuant to Item 2.02.